EXHIBIT (m)(i)(A)
                                                           DATED: MARCH 15, 2000
                                                     AMENDED: SEPTEMBER 29, 2005

                                     FORM OF
                                    EXHIBIT A
                                       TO
                                FIFTH THIRD FUNDS
                                 RULE 12B-1 PLAN

         The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Class A Shares of the Series of the Trust set forth below (the "Applicable Funds"):

CLASS A SHARES:

Fifth Third Government Money Market Fund                   Fifth Third Small Cap Growth Fund
Fifth Third Prime Money Market Fund                        Fifth Third Equity Index Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Large Cap Core Fund
Fifth Third Quality Growth Fund                            Fifth Third Short Term Bond Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Michigan Municipal Bond Fund
Fifth Third Dividend Growth Fund                           Fifth Third Municipal Bond Fund
Fifth Third Balanced Fund                                  Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third LifeModel Conservative FundSM
Fifth Third International Equity Fund                      Fifth Third LifeModel Moderately Conservative FundSM
Fifth Third Technology Fund                                Fifth Third LifeModel Moderate FundSM
Fifth Third Intermediate Bond Fund                         Fifth Third LifeModel Moderately Aggressive FundSM
Fifth Third Bond Fund                                      Fifth Third LifeModel Aggressive FundSM
Fifth Third U.S. Government Bond Fund                      Fifth Third Small Cap Value Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third High Yield Bond Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Michigan Municipal Money Market Fund

         In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Class A Shares of each Applicable Fund held during the month.

FIFTH THIRD FUNDS

By: __________________
Name:
Title:

                                                            DATED: MARCH 5, 2000
                                                     AMENDED: SEPTEMBER 29, 2005

                                     FORM OF
                                    EXHIBIT B
                                       TO
                                FIFTH THIRD FUNDS
                                 RULE 12B-1 PLAN

         The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Class C Shares of the Series of the Trust set forth below (the "Applicable Funds"):

CLASS C SHARES:

Fifth Third Quality Growth Fund                            Fifth Third Strategic Income Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Equity Index Fund
Fifth Third Dividend Growth Fund                           Fifth Third Large Cap Core Fund
Fifth Third Balanced Fund                                  Fifth Third Short Term Bond Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Michigan Municipal Bond Fund
Fifth Third International Equity Fund                      Fifth Third Municipal Bond Fund
Fifth Third Technology Fund                                Fifth Third Prime Money Market Fund
Fifth Third Intermediate Bond Fund                         Fifth Third LifeModel Conservative FundSM
Fifth Third Bond Fund                                      Fifth Third LifeModel Moderately
Fifth Third U.S. Government Bond Fund                               Conservative FundSM
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderate FundSM
 Fifth Third Ohio Municipal Bond Fund                      Fifth Third LifeModel Moderately
Fifth Third Multi Cap Value Fund                                    Aggressive FundSM
Fifth Third Micro Cap Value Fund                           Fifth Third LifeModel Aggressive FundSM
 Fifth Third Small Cap Growth Fund                         Fifth Third Small Cap Value Fund
                                                           Fifth Third High Yield Bond Fund

         In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the Class C Shares of each Applicable Fund held during the month.


FIFTH THIRD FUNDS

By: __________________
Name:
Title:

                                                            DATED: APRIL 4, 2001
                                                     AMENDED: SEPTEMBER 29, 2005

                                     FORM OF
                                    EXHIBIT C
                                       TO
                                FIFTH THIRD FUNDS
                                 RULE 12B-1 PLAN

         The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Advisor Shares of the Series of the Trust set forth below (the "Applicable Funds"):

ADVISOR SHARES:

Fifth Third Intermediate Bond Fund                         Fifth Third Quality Growth Fund
Fifth Third Bond Fund                                      Fifth Third Balanced Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third Mid Cap Growth Fund
Fifth Third Strategic Income Fund                          Fifth Third Technology Fund
Fifth Third Multi Cap Value Fund                           Fifth Third Prime Money Market Fund
Fifth Third Micro Cap Value Fund                           Fifth Third LifeModel Conservative FundSM
Fifth Third Small Cap Growth Fund                          Fifth Third LifeModel Moderately
Fifth Third Large Cap Core Fund                                     Conservative FundSM
Fifth Third Equity Index Fund                              Fifth Third LifeModel Moderate FundSM
 Fifth Third Short Term Bond Fund                          Fifth Third LifeModel Moderately
Fifth Third Michigan Municipal Bond Fund                            Aggressive FundSM
Fifth Third Municipal Bond Fund                            Fifth Third LifeModel Aggressive Fund SM
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Small Cap Value Fund
Fifth Third Dividend Growth Fund                           Fifth Third International Equity Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third Ohio Municipal Bond Fund
                                                           Fifth Third High Yield Bond Fund

         In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.50% of the average aggregate net asset value of the Advisor Shares of each Applicable Fund held during the month.


FIFTH THIRD FUNDS

By: __________________
Name:
Title: